UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2010

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

MARYLAND

(State of Incorporation of registrant)

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive office)	(Zip Code)

410-783-2800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address
and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 28, 2010, the shareholders of Constellation Energy Group, Inc. (“Constellation Energy”) approved an amendment and restatement of the 2007 Long-Term Incentive Plan (the “LTIP”) to increase, by 9 million shares, the number of shares of common stock that may be delivered pursuant to awards under the LTIP.  In addition, shareholders approved an extension of the termination date of the LTIP from May 18, 2017 to May 28, 2020 (the tenth anniversary of the shareholder approval date).  The number of shares available for issuance in connection with restricted stock, restricted stock unit, performance unit and equity awards and dividend equivalents did not increase and the additional 9 million shares will be available for issuance in connection with stock option and stock appreciation rights awards only.  There were no other material changes to the terms of the LTIP.

A copy of the amended and restated LTIP is filed as an exhibit and is incorporated herein by reference.

Item 5.07               Submission of Matters to a Vote of Security Holders

On May 28, 2010, Constellation Energy held its annual meeting of shareholders. At that meeting, the following matters were voted upon:

1.               Directors nominated by Constellation Energy were elected to serve for a term to expire in 2011 and until their successors are duly elected and qualified as follows:

	Common Shares
	For	Against	Abstain	Broker Non-Votes
Yves C. de Balmann	147,308,291	4,792,588	376,155	16,530,691
Ann C. Berzin	150,013,185	2,207,289	256,560	16,530,691
James T. Brady	144,811,448	7,290,008	375,578	16,530,690
Daniel Camus	148,431,520	3,543,261	502,252	16,530,692
James R. Curtiss	146,406,143	3,052,972	3,017,916	16,530,693
Freeman A. Hrabowski III	144,055,555	8,150,423	271,055	16,530,691
Nancy Lampton	144,768,642	7,485,390	222,998	16,530,694
Robert J. Lawless	145,663,556	6,427,959	385,519	16,530,691
Mayo A. Shattuck III	142,804,416	9,179,099	493,517	16,530,692
John L. Skolds	149,857,482	2,237,414	382,137	16,530,691
Michael D. Sullivan	144,015,154	7,961,837	499,621	16,530,691

2.               The ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2010 was approved as follows:

Common Shares
For	Against	Abstain
166,474,455	2,316,590	216,678

3.               The amendment and restatement of the 2007 Long-Term Incentive Plan was approved as follows:

Common Shares
For	Against	Abstain	Broker Non- Votes
98,068,304	53,697,804	710,918	16,530,699

4.               The shareholder proposal requesting shareholders to approve an amendment to Constellation Energy’s bylaws that would require the Chairman of the Board to be independent was not approved as follows:

Common Shares
For	Against	Abstain	Broker Non- Votes
27,869,186	123,940,088	671,925	16,530,698

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Amended and Restated 2007 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	June 4, 2010	/s/ Charles A. Berardesco
Charles A. Berardesco
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated 2007 Long-Term Incentive Plan.